Offerings - Offering: 1	Dec. 23, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	10,587
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 10,587,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,620.87
Offering Note	Fee Rule 457(r)